UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2006
                                                         -----------------


                             HARLEYSVILLE GROUP INC.
             -------------------------------------------------------
              (Exact name of registrant as specified in its charter)


      Delaware                        0-14697            51-0241172
---------------------------           --------           ----------
State  or  other  jurisdiction       (Commission           (IRS  Employer
   of  incorporation)               File  Number)       Identification  No.)


           355 Maple Avenue, Harleysville, Pennsylvania,         19438
        --------------------------------------------           ---------
       (Address of principal executive offices)                 (Zip Code)


                                 (215) 256-5000
               ---------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13

ITEM  1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT  AND
ITEM  8.01  OTHER  EVENTS.

On January 25, 2006, the Board of Directors ("the Board") of Harleysville Group Inc. ("the Registrant") approved amendments to the following benefit plans:

     The Pension Plan of Harleysville Group Inc. and Associated Employers Amended and Restated as of January 1, 2003 (the "Pension Plan");

     The  Harleysville  Group  Inc.  Supplemental  Retirement  Plan  (the
     "SERP");

     The  Harleysville  Group  Inc.  Extra  Compensation  Plan,  now  known  as
     Harleysville  Retirement  Savings  Plus  Plan  (the  "Retirement
     Plan");  and

     The Harleysville Group Inc. Non-Qualified Excess Match Plan, now known as Harleysville Excess Contribution and Match Program (the "Excess Plan").

The Registrant announced the changes to the Pension Plan and the Retirement Plan in a press release dated January 26, 2006 which is attached as Exhibit 99.1.

In addition, the SERP was amended to "freeze" benefit accruals as of March 31, 2006. The SERP was also amended to comply with the requirements of Internal Revenue Code section 409A. The SERP was amended to specifically provide that the Board may not amend the Plan to accelerate payments from the SERP.

In connection with the changes to the Retirement Savings Plan, the Excess Plan was also amended as of January 1, 2006, to provide for a bi-weekly employer contribution of 5% of base salary paid that shall vest in accordance with the terms of the Retirement Plan.


Item  9.01  Financial  Statements  and  Exhibits

      (c)     Exhibits

   Exhibit 10.1 Harleysville Group Inc. Supplemental Retirement Plan Amended and
                Restated as of March 31, 2006.

   Exhibit 10.2 Harleysville Group  Inc. Non-Qualified Excess Contribution and
                Match Program Amended and Restated as of January 1, 2006.

   Exhibit 99.1 Press Release dated January 26, 2006 of Harleysville Group Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HARLEYSVILLE  GROUP  INC.
                                           Registrant




January  26,  2006                          /s/Robert  A.  Kauffman
                                          ----------------------------
                                          Robert  A.  Kauffman
                                          Senior  Vice  President,  Secretary
                                          &  General  Counsel



                                  EXHIBIT INDEX


   Exhibit  No. Description
   ---------    -----------------------------------------------

   Exhibit 10.1 Harleysville Group Inc. Supplemental Retirement Plan Amended and
                Restated as of March 31, 2006.

   Exhibit 10.2 Harleysville Group Inc. Non-Qualified Excess Contribution
                and Match Program Amended and Restated as of January 1, 2006.

   Exhibit 99.1 Press Release dated January 26, 2006 of Harleysville Group Inc.
                furnished pursuant to Item 8.01 hereof).